SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) — November 19, 2007 (November 15, 2007)
BELL INDUSTRIES, INC.
(Exact name of Registrant as specified in its Charter)

California	001-11471	95-2039211

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8888 Keystone Crossing, Suite #1700, Indianapolis, IN	46240

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (317) 704-6000
Not Applicable
(Former Name or Former Address, if Changed since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
(a)	Previous Independent Accountant
     Effective November 15, 2007, BKD, LLP (“BKD”) resigned as the independent registered public accounting firm for Bell Industries, Inc. (“Bell” or the “Company”). BKD has been engaged as Bell’s independent registered public accounting firm since July 20, 2006. BKD’s report on Bell’s consolidated financial statements as of and for the year ended December 31, 2006 contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.
     During the period between July 20, 2006 through December 31, 2006, and through November 15, 2007, there were no disagreements between Bell and BKD on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BKD, would have caused BKD to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years. There were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K during the Company’s fiscal year ended December 31, 2006, and through November 15, 2007.
     Bell has provided BKD with a copy of this disclosure and has requested that BKD furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not BKD agrees with the above statements. A copy of such letter dated November 19, 2007 from BKD is filed as Exhibit 16.1 to this Form 8-K.
(b)	New Independent Accountant
     The Audit Committee of the Board of Directors of the Company engaged Crowe Chizek and Company LLC (“Crowe Chizek”) as its independent registered public accounting firm effective as of November 19, 2007. During the last two fiscal years and through November 19, 2007, Bell did not consult with Crowe Chizek regarding (1) the application of accounting principles to any transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on Bell’s financial statements; or (3) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.
16.1	Letter from BKD, LLP to the Securities and Exchange Commission dated November 19, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BELL INDUSTRIES, INC.
Date: November 19, 2007	By:	/s/ Kevin J. Thimjon
		Name:	Kevin J. Thimjon
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from BKD, LLP to the Securities and Exchange Commission dated November 19, 2007.